Supplement dated October 10, 2003 to the Prospectus dated May 1, 2003 for Individual Flexible Premium
Deferred Variable Annuity Contracts
issued by American Equity Investment Life Insurance
Company and the American Equity Life Annuity Account

This supplement updates certain information about the individual flexible premium deferred variable annuity contracts (the "Contracts") included in the above referenced prospectus (the "Prospectus"). Please read the supplement carefully and retain it for future reference.

As of October 10, 2003, the Franklin Templeton Variable
Insurance Products Trust - Franklin Real Estate Fund -
Class 2 Subaccount (the "Real Estate Subaccount") described in the Prospectus is no longer available for investment under the Contract. This means, the Real Estate Subaccount is no longer available to receive premium payments and amounts transferred from the other Subaccounts and the Declared Interest Option.

Also, please note that footnotes (3) and (4) under the table heading "Annual Investment Option Operating
Expenses," on pages 9 and 10 are not applicable to your Contract and should be ignored.

If you have any questions concerning the closing of the Real Estate Subaccount or your Contract or if you wish to receive the Prospectus for your Contract and the prospectuses for the Investment Options, please do not hesitate to call your representative or our Administrative Office toll-free, at 1-888-349-4650.
WO 227197.2